                               POWERS OF ATTORNEY

DESIGNATION OF AGENT(S):

Each person whose signature appears below under the heading "Signatures for Powers of Attorney" hereby individually, and not jointly with the other signatories, and as if this constituted a separate power of attorney for each principal, authorizes and appoints Nicholas D. Latrenta, Paul G. Cellupica, Marie C. Swift, Myra L. Saul, John E. Connolly, Jr. and Michele H. Abate, each of whom may act individually and none of whom is required to act jointly with any of the others, as such person's attorney-in-fact and agent, with full power of substitution and resubstitution, to sign and file on such person's behalf in each capacity stated below, and to execute and file any instrument or document to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto, filed by said Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     . Metropolitan Life Separate Account UL (Equity Advantage VUL and UL II File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226,
          MetLife UL II File No. 033-32813),

     . Metropolitan Life Separate Account E (Preference Plus Account (APPA and BPPA), Enhanced Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet File No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife Income Security Plan File No. 333-43970, Preference Plus Select File No. 333-52366, MetLife Asset Builder VA File 333-69320, MetLife Financial Freedom Select B, L and C Class and MetLife Financial Freedom Select e and e Bonus Class File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File No. 333-122897, Preference Premier Variable Annuity File No. 333-153109, Zenith Accumulator File No. 333-160722, MetLife Growth and Guaranteed Income File No. 333-162586 and Variable Annuity File No. 333-_________),

     .    New England Variable Annuity Fund I (File No. 333-11137),

     . New England Life Retirement Investment Account (Preference File No. 333-11133),

     . Separate Account No. 13 S (LCL2 Flexible Premium Variable Life File No. 333-110185),

     .    Security Equity Separate Account 26 (Variable Annuity File No.
          333-110183),

     .    Security Equity Separate Account 27 (Variable Annuity File No.
          333-110184),

     . Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

     . Paragon Separate Account B (DWS D, Met Flex GVUL D and Multi Manager D, and Multi Manager II File No. 333-133675, DWS C, Met Flex GVUL C and Multi Manager C, Morgan Stanley product, Putnam product, MFS product, Multi Manager III File No. 333-133671),

     . Paragon Separate Account C (Fidelity D File No. 333-133678 and Fidelity C File No. 333-133673),

     . Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672), and

     . Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Deferred Variable Annuity File No. 333-138115, Flexible Premium Variable Annuity File No. 333-138113, Flexible Premium Variable Deferred Annuity (B) File No. 333-161094 and Flexible Premium Variable Annuity (B) File No. 333-161093),

and to have full power and authority to do or cause to be done in each person's name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as each person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

                      NOTICES RELATED TO POWERS OF ATTORNEY

The following notices are provided pursuant to the New York General Obligations Law since this power of attorney may be executed in New York State.

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the "principal," you give the person whom you choose (your "agent") authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. "Important Information for the Agent" at the end of this document describes your agent's responsibilities. Your agent can act on your behalf only after signing the Power of Attorney before a notary public. You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located. You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly. Your agent cannot make health care decisions for you. You may execute a "Health Care Proxy" to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites,
www.senate.state.ny.us or www.assembly.state.ny.us.
----------------------    ------------------------

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

                        SIGNATURES FOR POWERS OF ATTORNEY

                 NAME                             TITLE                 DATE
                 ----                             -----                 ----


                                                 Director
--------------------------------------                             -------------
Sylvia Mathews Burwell


/s/ Eduardo Castro-Wright                        Director          June 15, 2010
--------------------------------------
Eduardo Castro-Wright


/s/ Cheryl W. Grise                              Director          June 15. 2010
--------------------------------------
Cheryl W. Grise


/s/ C. Robert Henrikson                  Chairman, President and   June 15, 2010
--------------------------------------   Chief Executive Officer
C. Robert Henrikson


/s/ R. Glenn Hubbard                             Director          June 15, 2010
--------------------------------------
R. Glenn Hubbard


/s/ John M. Keane                                Director          June 15, 2010
--------------------------------------
John M. Keane


/s/ Alfred F. Kelly, Jr.                         Director          June 15, 2010
--------------------------------------
Alfred F. Kelly, Jr.


/s/ James M. Kilts                               Director          June 15, 2010
--------------------------------------
James M. Kilts


/s/ Catherine R. Kinney                          Director          June 15, 2010
--------------------------------------
Catherine R. Kinney


/s/ Hugh B. Price                                Director          June 15, 2010
--------------------------------------
Hugh B. Price


/s/ David Satcher                                Director          June 15, 2010
--------------------------------------
David Satcher


/s/ Kenton J. Sicchitano                         Director          June 15, 2010
--------------------------------------
Kenton J. Sicchitano


/s/ Lulu C. Wang                                 Director          June 15, 2010
--------------------------------------
Lulu C. Wang

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

     (1) act according to any instructions from the principal, or, where there are no instructions, in the principal's best interest;

     (2) avoid conflicts that would impair your ability to act in the principal's best interest;

     (3) keep the principal's property separate and distinct from any assets you own or control, unless otherwise permitted by law;

     (4) keep a record or all receipts, payments, and transactions conducted for the principal; and

     (5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal's name and signing your own name as "agent" in either of the following manner: (Principal's Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal's Name).

You may not use the principal's assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal's best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal's guardian, if one had been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York's General Obligations Law, Article 5, Title 15. If it is found that you violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

AGENTS' SIGNATURES AND ACKNOWLEDGMENTS OF APPOINTMENT:

It is not required that the principal(s) and the agent(s) sign at the same time, nor that multiple agents sign at the same time.

We, Nicholas D. Latrenta, Paul G. Cellupica, Marie C. Swift, Myra L. Saul, John
E. Connolly, Jr. and Michele H. Abate, have read the foregoing Power of Attorney. We are the persons identified therein as agent(s) for the principal(s) named therein.

We acknowledge our legal responsibilities.

                                                                      DATE
                                                                    -------


Agent(s) sign(s) here:==>   /s/ Nicholas D. Latrenta                6/14/10
                            -------------------------------------
                            Nicholas D. Latrenta


Agent(s) sign(s) here:==>   /s/ Paul G. Cellupica                   6/11/10
                            -------------------------------------
                            Paul G. Cellupica


Agent(s) sign(s) here:==>   /s/ Marie C. Swift                      6/14/10
                            -------------------------------------
                            Marie C. Swift


Agent(s) sign(s) here:==>   /s/ Myra L. Saul                        6/10/10
                            -------------------------------------
                            Myra L. Saul


Agent(s) sign(s) here:==>   /s/ John E. Connolly, Jr.               6/14/10
                            -------------------------------------
                            John E. Connolly, Jr.


Agent(s) sign(s) here:==>   /s/ Michele H. Abate                    6/14/10
                            -------------------------------------
                            Michele H. Abate

                                  NOTARIZATION

STATE OF NEW YORK

COUNTY OF NEW YORK

Before me, the undersigned authority, on this day personally appeared (check applicable individual(s)):

[_]   Sylvia Mathews Burwell

[X]   Eduardo Castro-Wright

[X]   Cheryl W. Grise

[X]   C. Robert Henrikson

[X]   R. Glenn Hubbard

[X]   John M. Keane

[X]   Alfred F. Kelly, Jr.

[X]   James M. Kilts

[X]   Catherine R. Kinney

[X]   Hugh B. Price

[X]   David Satcher

[X]   Kenton J. Sicchitano

[X]   Lulu C. Wang

personally known to me or proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the foregoing instrument, and acknowledged to me that he/she/they executed the same in his/her/their capacities, and that by his/her/their signature(s) on the instrument, the individual(s), or the person on behalf of whom the individual(s) acted, executed this instrument for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE THIS 15th DAY OF June, 2010.

(SEAL)


                                        /s/ Susan May
                                        ----------------------------------------
                                        NOTARY PUBLIC

Susan May
Notary Public State of New York
No. 01DI6086282
Qualified in Queens County
My Commission Expires May 21, 2011

                                  NOTARIZATION

STATE OF NEW YORK

COUNTY OF NEW YORK

Before me, the undersigned authority, on this day personally appeared (check applicable individual(s)):

[X]   Nicholas D. Latrenta

[X]   Paul G. Cellupica

[X]   Myra L. Saul

personally known to me or proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the foregoing instrument, and acknowledged to me that he/she/they executed the same in his/her/their capacities, and that by his/her/their signature(s) on the instrument, the individual(s), or the person on behalf of whom the individual(s) acted, executed this instrument for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE THIS 14 DAY OF June, 2010.

(SEAL)


                                        /s/ Sharon Fulton
                                        ----------------------------------------
                                                                   NOTARY PUBLIC

                                        Sharon Fulton
                                        Notary public, State of New York
                                        No. 01FU6089820
                                        Commission Expires March 31, 2011

                                  NOTARIZATION

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF SUFFLOK

Before me, the undersigned authority, on this day personally appeared (check applicable individual(s)):

[X]   Marie C. Swift

[X]   John E. Connolly, Jr.

[X]   Michele H. Abate

personally known to me or proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the foregoing instrument, and acknowledged to me that he/she/they executed the same in his/her/their capacities, and that by his/her/their signature(s) on the instrument, the individual(s), or the person on behalf of whom the individual(s) acted, executed this instrument for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE THIS 14th DAY OF June, 2010.

(SEAL)


                                        /s/ Robin M. Dateo
                                        ----------------------------------------
                                                                   NOTARY PUBLIC

                                                                  Robin M. Dateo
                                                                   Notary Public
                                                   Commonwealth of Massachusetts
                                         My Commission Expires December 28, 2012

                               POWERS OF ATTORNEY

DESIGNATION OF AGENT(S):

Each person whose signature appears below under the heading "Signature for Powers of Attorney" hereby individually, and not jointly with the other signatories, and as if this constituted a separate power of attorney for each principal, authorizes and appoints Nicholas D. Latrenta, Paul G. Cellupica, Marie C. Swift, Myra L. Saul, John E. Connolly, Jr. and Michele H. Abate, each of whom may act individually and none of whom is required to act jointly with any of the others, as such person's attorney-in-fact and agent, with full power of substitution and resubstitution, to sign and file on such person's behalf in each capacity stated below, and to execute and file any instrument or document to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto, filed by said Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     . Metropolitan Life Separate Account UL (Equity Advantage VUL and UL II File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226,
          MetLife UL II File No. 033-32813),

     . Metropolitan Life Separate Account E (Preference Plus Account (APPA and BPPA), Enhanced Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet File No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife Income Security Plan File No. 333-43970, Preference Plus Select File No. 333-52366, MetLife Asset Builder VA File 333-69320, MetLife Financial Freedom Select B, L and C Class and MetLife Financial Freedom Select e and e Bonus Class File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File No. 333-122897, Preference Premier Variable Annuity File No. 333-153109, Zenith Accumulator File No. 333-160722, MetLife Growth and Guaranteed Income File No. 333-162586 and Variable Annuity File No. 333-_________),

     .    New England Variable Annuity Fund I (File No. 333-11137),

     . New England Life Retirement Investment Account (Preference File No. 333-11133),

     . Separate Account No. 13 S (LCL2 Flexible Premium Variable Life File No. 333-110185),

     .    Security Equity Separate Account 26 (Variable Annuity File No.
          333-110183),

     .    Security Equity Separate Account 27 (Variable Annuity File No.
          333-110184),

     . Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

     . Paragon Separate Account B (DWS D, Met Flex GVUL D and Multi Manager D, and Multi Manager II File No. 333-133675, DWS C, Met Flex GVUL C and Multi Manager C, Morgan Stanley product, Putnam product, MFS product, Multi Manager III File No. 333-133671),

     . Paragon Separate Account C (Fidelity D File No. 333-133678 and Fidelity C File No. 333-133673),

     . Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672), and

     . Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Deferred Variable Annuity File No. 333-138115, Flexible Premium Variable Annuity File No. 333-138113, Flexible Premium Variable Deferred Annuity (B) File No. 333-161094 and Flexible Premium Variable Annuity (B) File No. 333-161093),

and to have full power and authority to do or cause to be done in each person's name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as each person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

                     NOTICES RELATED TO POWERS OF ATTORNEY

The following notices are provided pursuant to the New York General Obligations Law since this power of attorney may be executed in New York State.

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the "principal," you give the person whom you choose (your "agent") authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. "Important Information for the Agent" at the end of this document describes your agent's responsibilities. Your agent can act on your behalf only after signing the Power of Attorney before a notary public. You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located. You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly. Your agent cannot make health care decisions for you. You may execute a "Health Care Proxy" to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites,
www.senate.state.ny.us or www.assembly.state.ny.us.
----------------------    ------------------------

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

                        SIGNATURE FOR POWERS OF ATTORNEY

               NAME                             TITLE                   DATE
               ----                             -----                   ----


/s/ William J. Wheeler              Executive Vice President and   June 10, 2010
---------------------------------   Chief Financial Officer
William J. Wheeler

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

     (1) act according to any instructions from the principal, or, where there are no instructions, in the principal's best interest;

     (2) avoid conflicts that would impair your ability to act in the principal's best interest;

     (3) keep the principal's property separate and distinct from any assets you own or control, unless otherwise permitted by law;

     (4) keep a record or all receipts, payments, and transactions conducted for the principal; and

     (5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal's name and signing your own name as "agent" in either of the following manner: (Principal's Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal's Name).

You may not use the principal's assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal's best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal's guardian, if one had been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York's General Obligations Law, Article 5, Title 15. If it is found that you violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

AGENTS' SIGNATURES AND ACKNOWLEDGMENTS OF APPOINTMENT:

It is not required that the principal(s) and the agent(s) sign at the same time, nor that multiple agents sign at the same time.

We, Nicholas D. Latrenta, Paul G. Cellupica, Marie C. Swift, Myra L. Saul, John
E. Connolly, Jr. and Michele H. Abate, have read the foregoing Power of Attorney. We are the persons identified therein as agent(s) for the principal(s) named therein.

We acknowledge our legal responsibilities.

                                                                      DATE
                                                                    -------


Agent(s) sign(s) here:==>   /s/ Nicholas D. Latrenta                6/14/10
                            -------------------------------------
                            Nicholas D. Latrenta


Agent(s) sign(s) here:==>   /s/ Paul G. Cellupica                   6/11/10
                            -------------------------------------
                            Paul G. Cellupica


Agent(s) sign(s) here:==>   /s/ Marie C. Swift                      6/14/10
                            -------------------------------------
                            Marie C. Swift


Agent(s) sign(s) here:==>   /s/ Myra L. Saul                        6/10/10
                            -------------------------------------
                            Myra L. Saul


Agent(s) sign(s) here:==>   /s/ John E. Connolly, Jr.               6/14/10
                            -------------------------------------
                            John E. Connolly, Jr.


Agent(s) sign(s) here:==>   /s/ Michele H. Abate                    6/14/10
                            -------------------------------------
                            Michele H. Abate

                                  NOTARIZATION

STATE OF NEW YORK

COUNTY OF NEW YORK

Before me, the undersigned authority, on this day personally appeared (check applicable individual(s)):

[X]   William J. Wheeler

personally known to me or proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the foregoing instrument, and acknowledged to me that he/she/they executed the same in his/her/their capacities, and that by his/her/their signature(s) on the instrument, the individual(s), or the person on behalf of whom the individual(s) acted, executed this instrument for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE THIS 10th DAY OF June, 2010.

(SEAL)


                                        /s/ Dennis V. Gill
                                        ----------------------------------------
                                                                   NOTARY PUBLIC

Dennis V. Gill
Notary Public State of New York
No. 01-G16049109
Qualified in Nassau County
Commission Expires Oct. 10, 2010

                                  NOTARIZATION

STATE OF NEW YORK

COUNTY OF NEW YORK

Before me, the undersigned authority, on this day personally appeared (check applicable individual(s)):

[X]   Nicholas D. Latrenta

[X]   Paul G. Cellupica

[X]   Myra L. Saul

personally known to me or proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the foregoing instrument, and acknowledged to me that he/she/they executed the same in his/her/their capacities, and that by his/her/their signature(s) on the instrument, the individual(s), or the person on behalf of whom the individual(s) acted, executed this instrument for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE THIS 14 DAY OF June, 2010.

(SEAL)


                                        /s/ Sharon Fulton
                                        ----------------------------------------
                                                                   NOTARY PUBLIC

                                        Sharon Fulton
                                        Notary public, State of New York
                                        No. 01FU6089820
                                        Commission Expires March 31, 2011

                                  NOTARIZATION

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF SUFFLOK

Before me, the undersigned authority, on this day personally appeared (check applicable individual(s)):

[X]   Marie C. Swift

[X]   John E. Connolly, Jr.

[X]   Michele H. Abate

personally known to me or proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the foregoing instrument, and acknowledged to me that he/she/they executed the same in his/her/their capacities, and that by his/her/their signature(s) on the instrument, the individual(s), or the person on behalf of whom the individual(s) acted, executed this instrument for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE THIS 14th DAY OF June, 2010.

(SEAL)


                                        /s/ Robin M. Dateo
                                        ----------------------------------------
                                                                   NOTARY PUBLIC

                                                                  Robin M. Dateo
                                                                   Notary Public
                                                   Commonwealth of Massachusetts
                                         My Commission Expires December 28, 2012

                               POWERS OF ATTORNEY

DESIGNATION OF AGENT(S):

Each person whose signature appears below under the heading "Signature for Powers of Attorney" hereby individually, and not jointly with the other signatories, and as if this constituted a separate power of attorney for each principal, authorizes and appoints Nicholas D. Latrenta, Paul G. Cellupica, Marie C. Swift, Myra L. Saul, John E. Connolly, Jr. and Michele H. Abate, each of whom may act individually and none of whom is required to act jointly with any of the others, as such person's attorney-in-fact and agent, with full power of substitution and resubstitution, to sign and file on such person's behalf in each capacity stated below, and to execute and file any instrument or document to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto, filed by said Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     . Metropolitan Life Separate Account UL (Equity Advantage VUL and UL II File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226,
          MetLife UL II File No. 033-32813),

     . Metropolitan Life Separate Account E (Preference Plus Account (APPA and BPPA), Enhanced Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet File No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife Income Security Plan File No. 333-43970, Preference Plus Select File No. 333-52366, MetLife Asset Builder VA File 333-69320, MetLife Financial Freedom Select B, L and C Class and MetLife Financial Freedom Select e and e Bonus Class File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File No. 333-122897, Preference Premier Variable Annuity File No. 333-153109, Zenith Accumulator File No. 333-160722, MetLife Growth and Guaranteed Income File No. 333-162586 and Variable Annuity File No. 333-_________),

     .    New England Variable Annuity Fund I (File No. 333-11137),

     . New England Life Retirement Investment Account (Preference File No. 333-11133),

     . Separate Account No. 13 S (LCL2 Flexible Premium Variable Life File No. 333-110185),

     .    Security Equity Separate Account 26 (Variable Annuity File No.
          333-110183),

     .    Security Equity Separate Account 27 (Variable Annuity File No.
          333-110184),

     . Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

     . Paragon Separate Account B (DWS D, Met Flex GVUL D and Multi Manager D, and Multi Manager II File No. 333-133675, DWS C, Met Flex GVUL C and Multi Manager C, Morgan Stanley product, Putnam product, MFS product, Multi Manager III File No. 333-133671),

     . Paragon Separate Account C (Fidelity D File No. 333-133678 and Fidelity C File No. 333-133673),

     . Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672), and

     . Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Deferred Variable Annuity File No. 333-138115, Flexible Premium Variable Annuity File No. 333-138113, Flexible Premium Variable Deferred Annuity (B) File No. 333-161094 and Flexible Premium Variable Annuity (B) File No. 333-161093),

and to have full power and authority to do or cause to be done in each person's name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as each person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

                      NOTICES RELATED TO POWERS OF ATTORNEY

The following notices are provided pursuant to the New York General Obligations Law since this power of attorney may be executed in New York State.

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the "principal," you give the person whom you choose (your "agent") authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. "Important Information for the Agent" at the end of this document describes your agent's responsibilities. Your agent can act on your behalf only after signing the Power of Attorney before a notary public. You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located. You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly. Your agent cannot make health care decisions for you. You may execute a "Health Care Proxy" to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites,
www.senate.state.ny.us or www.assembly.state.ny.us.
----------------------    ------------------------

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

                        SIGNATURE FOR POWERS OF ATTORNEY

               NAME                             TITLE                   DATE
               ----                             -----                   ----


/s/ Peter M. Carlson                Executive Vice President and   June 10, 2010
---------------------------------     Chief Accounting Officer
Peter M. Carlson

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

     (1) act according to any instructions from the principal, or, where there are no instructions, in the principal's best interest;

     (2) avoid conflicts that would impair your ability to act in the principal's best interest;

     (3) keep the principal's property separate and distinct from any assets you own or control, unless otherwise permitted by law;

     (4) keep a record or all receipts, payments, and transactions conducted for the principal; and

     (5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal's name and signing your own name as "agent" in either of the following manner: (Principal's Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal's Name).

You may not use the principal's assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal's best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal's guardian, if one had been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York's General Obligations Law, Article 5, Title 15. If it is found that you violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

AGENTS' SIGNATURES AND ACKNOWLEDGMENTS OF APPOINTMENT:

It is not required that the principal(s) and the agent(s) sign at the same time, nor that multiple agents sign at the same time.

We, Nicholas D. Latrenta, Paul G. Cellupica, Marie C. Swift, Myra L. Saul, John
E. Connolly, Jr. and Michele H. Abate, have read the foregoing Power of Attorney. We are the persons identified therein as agent(s) for the principal(s) named therein.

We acknowledge our legal responsibilities.

                                                                      DATE
                                                                    -------


Agent(s) sign(s) here:==>   /s/ Nicholas D. Latrenta                6/14/10
                            -------------------------------------
                            Nicholas D. Latrenta


Agent(s) sign(s) here:==>   /s/ Paul G. Cellupica                   6/11/10
                            -------------------------------------
                            Paul G. Cellupica


Agent(s) sign(s) here:==>   /s/ Marie C. Swift                      6/14/10
                            -------------------------------------
                            Marie C. Swift


Agent(s) sign(s) here:==>   /s/ Myra L. Saul                        6/10/10
                            -------------------------------------
                            Myra L. Saul


Agent(s) sign(s) here:==>   /s/ John E. Connolly, Jr.               6/14/10
                            -------------------------------------
                            John E. Connolly, Jr.


Agent(s) sign(s) here:==>   /s/ Michele H. Abate                    6/14/10
                            -------------------------------------
                            Michele H. Abate

                                  NOTARIZATION

STATE OF NEW YORK

COUNTY OF NEW YORK

Before me, the undersigned authority, on this day personally appeared (check applicable individual(s)):

[X]   Peter M. Carlson

personally known to me or proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the foregoing instrument, and acknowledged to me that he/she/they executed the same in his/her/their capacities, and that by his/her/their signature(s) on the instrument, the individual(s), or the person on behalf of whom the individual(s) acted, executed this instrument for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE THIS 10 DAY OF June, 2010.

(SEAL)


                                        /s/ Barbara E. Ruder
                                        ----------------------------------------
                                                                   NOTARY PUBLIC

Barbara E. Ruder
Notary Public State of New York
No. 30-4773244
Qualified in Bronx County
Certificate Filed in New York County
Commission Expires September 30, 2010

                                  NOTARIZATION

STATE OF NEW YORK

COUNTY OF NEW YORK

Before me, the undersigned authority, on this day personally appeared (check applicable individual(s)):

[X]   Nicholas D. Latrenta

[X]   Paul G. Cellupica

[X]   Myra L. Saul

personally known to me or proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the foregoing instrument, and acknowledged to me that he/she/they executed the same in his/her/their capacities, and that by his/her/their signature(s) on the instrument, the individual(s), or the person on behalf of whom the individual(s) acted, executed this instrument for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE THIS 14 DAY OF June, 2010.

(SEAL)


                                        /s/ Sharon Fulton
                                        ----------------------------------------
                                                                   NOTARY PUBLIC

                                        Sharon Fulton
                                        Notary public, State of New York
                                        No. 01FU6089820
                                        Commission Expires March 31, 2011

                                  NOTARIZATION

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF SUFFLOK

Before me, the undersigned authority, on this day personally appeared (check applicable individual(s)):

[X]   Marie C. Swift

[X]   John E. Connolly, Jr.

[X]   Michele H. Abate

personally known to me or proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the foregoing instrument, and acknowledged to me that he/she/they executed the same in his/her/their capacities, and that by his/her/their signature(s) on the instrument, the individual(s), or the person on behalf of whom the individual(s) acted, executed this instrument for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE THIS 14th DAY OF June, 2010.

(SEAL)


                                        /s/ Robin M. Dateo
                                        ----------------------------------------
                                                                   NOTARY PUBLIC

                                                                  Robin M. Dateo
                                                                   Notary Public
                                                   Commonwealth of Massachusetts
                                         My Commission Expires December 28, 2012